UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2016

Sagent Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35144	98-0536317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 N. Roselle Road, Suite 700 Schaumburg, Illinois	60195
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 908-1600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

This information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On February 16, 2016, Sagent Pharmaceuticals, Inc., a Delaware corporation (“Sagent” or the “Company”), issued a press release announcing earnings for the quarter and fiscal year ended December 31, 2015. A copy of the earnings press release is furnished as Exhibit 99.1 to this current report.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 15, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) and management of the Company, after discussions with the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), concluded that the consolidated financial statements as of and for the year ended December 31, 2014 (the “Previously Issued Financial Statements”) need to be restated due to an error in the Company’s tax filing position relating to its Sagent (China) Pharmaceuticals Co., Ltd., (“SCP”) joint venture for the tax years 2011, 2012 and 2013. Accordingly, the Previously Issued Financial Statements and other financial data for such periods that related to the tax filing position of SCP should no longer be relied upon.

While evaluating the tax treatment of SCP in connection with the Board of Directors’ approval of a plan of sale of SCP on December 29, 2015, management determined that an error had occurred in the Company’s previous tax filing position relating to SCP during the time SCP was 50% owned by the Company and prior to the Company’s acquisition of 100% ownership of SCP in June 2013, which resulted in the Company incorrectly claiming net operating loss carryforward benefits related to SCP, resulting in an overstatement of the related deferred tax asset, for which there was a full valuation allowance reserve. Subsequent to its initial discovery, the Audit Committee, in consultation with management and EY, determined that the incorrect tax filing position had an immaterial impact on the fiscal years ended December 31, 2011, 2012 and 2013, respectively, as all net operating loss carryforward benefits were fully reserved against by a valuation allowance for such periods. In December 2014, management concluded that the valuation allowance against its net U.S. deferred tax assets was no longer required, based on its then recent income and projections of sustained profitability. As a result, the Company released the allowance in full, including amounts related to net operating loss carryforward benefits recognized as a result of the incorrect SCP tax filing position, which resulted in the improper recognition of net income for such period. Accordingly, the Audit Committee, in consultation with management and EY, determined that the consolidated financial statements as of and for the year ended December 31, 2014 need to be restated. EY previously audited the Company’s consolidated financial statements for the year ended December 31, 2014.

The Company currently anticipates the restatement will result in the following adjustments to the financial statement line items set forth below:

Sagent Pharmaceuticals, Inc.

Restatement of Historical Statement of Operations Data

(in thousands, except per share amounts)

(unaudited)

	For the Year Ended December 31, 2014	For the Quarter Ended December 31, 2014
	(Unaudited)	(Unaudited)
(Benefit) provision for income taxes
As previously reported	$(23,703)	$(26,477)
Adjustments to benefit for income taxes	2,930	2,930

As restated	$(20,773)	$(23,547)

Net income (loss)
As previously reported	$39,881	$29,767
Adjustments to net income (loss)	(2,930)	(2,930)

As restated	$36,951	$26,837

Earnings (loss) per share (basic)
As previously reported	$1.25	$0.93
Adjustments to earnings (loss) per share (basic)	(0.09)	(0.09)

As restated	$1.16	$0.84

Earnings (loss) per share (diluted)
As previously reported	$1.22	$0.91
Adjustments to earnings (loss) per share (diluted)	(0.09)	(0.09)

As restated	$1.13	$0.82

Sagent Pharmaceuticals, Inc.

Restatement of Historical Balance Sheet Data

(in thousands)

(Unaudited)

December 31, 2014
Deferred tax assets
As previously reported	$25,308
Adjustments to deferred tax assets	(1,530)

As restated	$23,778

Total assets
As previously reported	$381,488
Adjustments to total assets	(1,530)

As restated	$379,958

Other long-term liabilities
As previously reported	$2,534
Adjustments to other long-term liabilities	420

As restated	$2,954

Total liabilities
As previously reported	$105,736
Adjustments to total liabilities	420

As restated	$106,156

Additional paid-in-capital
As previously reported	$352,982
Adjustments to additional paid-in-capital	980

As restated	$353,962

Accumulated deficit
As previously reported	$(74,176)
Earnings effect of restatement	(2,930)

As restated	$(77,106)

Total shareholders’ equity
As previously reported	$275,752
Net effect of restatement on shareholders’ equity	(1,950)

As restated	273,802

The Company intends to file as soon as practicable restated consolidated financial statements as of and for the year ended December 31, 2014 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”). In addition, the Company intends to include in the 2015 Form 10-K restated Selected Financial Data and Management’s Discussion and Analysis as of and for the year ended December 31, 2014. Based on the information regarding the year ended December 31, 2014 that the Company intends to include in its 2015 Form 10-K, the Company does not intend to file an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, EY.

Management is continuing to assess the effect of the above matters on its conclusion on internal control over financial reporting as of December 31, 2015. The Company will report its conclusion regarding the Company’s internal control over financial reporting and the effectiveness of its disclosure controls and procedures in the 2015 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Sagent Pharmaceuticals, Inc. Press Release, dated February 16, 2016.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the consolidated restated financial statements, and any anticipated conclusions of the Audit Committee or the Company’s management with respect to the matters relating to the Company’s accounting, including the restatement of the consolidated financial statements as of and for the year ended December 31, 2014. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission of the 2015 Form 10-K or that other subsequent events may occur that would require the Company to make additional adjustments to its consolidated financial statements. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: February 16, 2016		/s/ JONATHON M. SINGER
	Name:	Jonathon M. Singer
	Title:	Executive Vice President and Chief Financial Officer